BAIL

ENTRE

1405 PTQM (SEC)

(ci-après le « Bailleur »)

ET

Opsens Inc.

(ci-après le « Locataire »)

Adresse des Lieux loues : 750,.boulevard du Parc Technologique
Québec (Québec) G1P 4S3

Échéance du terme du bail ; 30 septembre·2025

TABLE DES MATIÈRES

BAIL

ENTRE:     1405 PTQM (SEC), société dument constituée, ayant son siège au 1135 Grande Allée Ouest, bureau 210, Québec (Québec) G1S 1E7, représentée aux présentes par monsieur Marc Simard, représentant dument autorise tel qu'il le déclare;

(ci-après le « Bailleur ») ;

ET :        OPSENS INC., une société constituée en vertu des lois du Canada, ayant une place d'affaire au 2014, rue Cyrille-Duquet, bur. 125, dans la ville de Québec, province de Québec, agissant aux présentes par l'entremise de monsieur Louis Laflamme, Président, dument autorise tel qu'il le déclare;

(ci-après le « Locataire »)

LESQUELLES CONVIENNENT DE CE QUI SUIT :

1.INTENTION DES PARTIES
Les parties désirent que cet écrits s'interprète comme un contrat de gré à gré.

2.IMMEUBLE

Les Lieux Loues seront la totalité de. l'Édifice situe au 750 boulevard du Parc.
Technologique Québec (Qc) G1P 4S3 (« Édifice »), érige sur un terrain (le
« Terrain ». L'Édifice et le Terrain peuvent collectivement être désignes
l’« immeuble ».

Désignation cadastrale

La désignation cadastrale de l'immeuble ou sont situés les Lieux loues· est la suivante:

« Un immeuble connu et désigne comme étant forme du lot numéro QUATRE
MILLIONS SEPT CENT VINGT-SEPT MILLE HUIT CENT QUATRE-VINGT-SIX (4 727 886) du cadastre du Québec du bureau.de la publicité des droits de la circonscription foncière de Québec.

TERRASSE
A compter de la Date d'Occupation et pendant la Durée du Bail et ses prolongations ou renouvellements, le Bailleur mettra en tout temps à la disposition exclusive du Locataire, une Terrasse situe sur le côte ouest de L’Édifice (Ci-après désigne la (« Terrasse »). Cet espace sera fourni gratuitement et sans frais pendant la Durée du Bail et ses prolongations ou renouvellements.

3.LIEUX LOUES

3.1Les Lieux Loues seront la totalité de l'Édifice situe au 750 boulevard du Parc Technologique Québec (Qc) G1P 4S3 (« Édifice ») et auront une superficie locative de VINGT-NEUF MILLES HUIT CENT CINQ (29 805) pieds carres identifie à l'annexe « A », incluant la proportion attribuable du Locataire des aires communes et des aires de service, désignée comme la superficie, locative (la « Superficie Locative »).

4.DURÉE DE LOCATION

4.1La durée de location sera de DIX (10) années (ci-après désignée la « Durée de Location ») et débutera le 1er octobre 2015 (ci-après désignée le « Début de la Durée ») pour se terminer le 30 septembre 2025 (ci-après désigne l’« Expiration de la Durée»}.

5.USAGE

5.1Les Lieux Loues seront utilisés pour des fins générales de bureaux, et de laboratoire.

5.2Le paragraphe précèdent ne pourra être interprété de façon à altérer le droit du Locataire de sous-louer les Lieux Loues ou de céder le Bail.

5.3Le Bailleur garantit que l'utilisation des Lieux Loues, telle que décrite précédemment, ne contrevient pas à quelconque loi, règlement, ordonnance ou directive.

6.OCCUPATION

6.1Le Locataire pourra prendre possession des Lieux Loues dès la prise de possession par le Bailleur de l'Édifice, au plus tard le 1er juillet 2015 (la « Date d'Occupation »), afin de procéder aux travaux d'aménagement dans les Lieux Loues et subséquemment d'y exercer ses activités dans le cours normal de ses affaires. Cette occupation est consentie sans contrepartie pécuniaire, en conséquence le Locataire ne versera ni Loyers de Base ni Loyers Additionnels pendant ladite période. Tout retard occasionne par le Bailleur dans la livraison des Lieux Loues aura pour effet de différer le Début de la Durée d'un nombre équivalent de jours.

6.2Le Locataire et le Bailleur respecteront cependant les autres clauses à caractère non monétaire stipulées dans le Bail à compter du moment où le Locataire occupera ainsi les Lieux Loues.

6.3Pendant la Durée de Location, le Locataire ne sera pas tenu d'occuper physiquement les Lieux Loues pourvu qu'il respecte les autres termes et conditions du Bail qui sent conciliables avec la non-occupation des Lieux Loues.

7.NON RELOCALISATION

7.1En aucun temps à compter de l'acceptation par le Bailleur de la présente Offre de Location, le Bailleur ne pourra relocaliser les Lieux Loues, en tout ou en partie, que ce soit-dans l'Édifice ou dans tout autre immeuble.

8.LOYER DE BASE
8.1Le locataire s’engage à payer au Bailleur, à titre de Loyer de Base, pour la première année (1er) de la Durée de Location la somme annuelle de NEUF DOLLARS ET QUATORZE CENTS (9.14 $) par pied carre pour la Superficie Locative louée. (ci après désigne le « Loyer de Base »).

Pour chacune des années subséquentes, et ce, jusqu'à l'Expiration de la Durée, le Loyer de Base sera augmenté annuellement à la date d'anniversaire du Bail au taux de 2.5%.
8.2Le Loyer de Base sera paye à l'avance, le premier jour de chaque mois, jusqu'a l'Expiration de la Durée, en. versements mensuels, égaux et consécutifs. Dans l'éventualité où le premier ou le dernier jour de la Durée de Location ne Serait pas le premier ou le demier jour d'un mois civil, ou que le Loyer de Base ne.serait pas payable le premier jour du mois alors, le Locataire paiera pour cette partie du mois· le Loyer de Base sur une base « per diem ».

9.LOYERS ADDITIONNELS

9.1II est entendu que le Locataire paiera sur une base mensuelle, en sus du Loyer de Base, tous les frais d'exploitation et les taxes foncières qui sent imputables au Locataire.
Le Locataire s'engage à verser également, en douze versements égaux et consécutifs, le montant de ce loyer additionnel.

Le Bailleur communiquera en début de chaque année le montant des frais qu'il a estime pour l'année.
De plus, à la fin de chaque année, le Bailleur remettra au Locataire un relevé du montant des frais encourus pour l'année écoulée ainsi que le montant total payable par le Locataire. Le Bailleur fournira aussi' au Locataire, sur demande de ce demier, les documents ayant servi à compiler le montant des frais. Si le montant détermine par le Bailleur, pour l’année écoulée, est supérieur ou inférieur au total des montants déjà payes par le Locataire au Bailleur, alors les ajustements appropries devront être faits dans les trente (30) jours suivant la remise du relevé mentionne ci-dessus.

Aux fins de la présente clause, les définitions suivantes s’appliquent :

Frais d’exploitation (ci-avant et ci-après désignée la « Frais d'Exploitation »): inclut ‘tous les frais, débourses et dépenses, de quelque nature que ce soit, relatifs à l'exploitation, l’entretien, la réparation, la supervision et la gestion de l'immeuble, et sans limiter la généralité de ce qui précède, comprend ce qui suit :

•les salaires, gages et coûts relies aux avantages sociaux, aux assurances centre le chômage et les accidents de travail et aux· régimes de retraite de toute nature, des employés du Bailleur affectes a l'exploitation, a l'entretien, a la réparation, a la surveillance, a la supervision et à la gestion de l'immeuble (équivalent à 5% des revenus de l'Édifice):

•le cout de tous les biens et services fournis, employés ou utilises dans l'exploitation, l'entretien, ta réparation, la surveillance, la supervision et la gestion de l’immeuble ;

•la valeur locative raisonnable, au cours de chaque exercice financier de l'espace occupe par !es employés du Bailleur charges de l'administration, de la supervision ou de la gestion de l'immeuble ainsi que pour taus les services administratifs du Bailleur de même que de tout espace requis ou utilises dans l'immeuble pour fins de sécurité, bien-être, santé, protection ou autres· services semblables, pour le bénéfice de l'Immeuble et de ses usagers en général ;

•les couts relatifs au maintien d'un service de sécurité et d'ordre public;

•les frais de vérification, comptabilité et gestion encourus relativement a l'exploitation. de l'immeuble;

•les couts relies a l'aménagement, a l’entretien et a la réparation de l'immeuble, y compris le nettoyage des fenêtres et des murs extérieurs, l'enlèvement de la neige, la cueillette des ordures, l'entretien paysager, le jardinage, le repavage, la prévention et la détection du feu, de même qu'aux contrats avec des entrepreneurs indépendants ;

•le cout de toutes les réparations a l'immeuble (excluant les réparations majeures et les réparations de nature structurale), ainsi que le cout d'entretien de tout équipement, appareil, machinerie ou autres biens de l'immeuble (excluant la réparation ou le remplacement d’éléments majeurs du système de base de l'Édifice ou toute réparation ou remplacement rendu nécessaire en raison d'une mauvaise conception, d'un vice cache ou d'un vice de construction ayant trait à l’immeuble;

•le cout de toute modification et amélioration a l'immeuble, y compris à la machinerie et a l'équipement qui s'y trouvent lorsque, de l’avis du Bailleur, telles dépenses pourraient réduire les frais d'exploitation ou seraient de nature à améliorer le bien-être, ou la sécurité du Locataire ou autres occupants de l'immeuble ou si ces équipements, modifications, matériels ou améliorations sont exigés par la loi ;

•le capital total de l'amortissement, calcule selon la méthode de l'amortissement linéaire et base sur la durée de vie utile des immobilisations, sur le cout de tous équipements, appareils, machinerie et autres biens requis pour l'exploitation, l'entretien, la réparation, la surveillance, la supervision, l'administration, la rénovation ou l'amélioration de l'immeuble, qui ont une durée de vie utile plus longue qu’un exercice financier, de l'avis du Bailleur, et dont le cout n'a pas été entièrement inclus dans les Frais d'exploitation de l’exercice financier de· leur acquisition, avec intérêt au taux préférentiel de l'institution financière du Bailleur sur la portion non dépréciée ou non amortie du cout de tels biens;

•le cout de toutes les primes des polices d'assurance pouvant être souscrites par le Bailleur relativement à l'immeuble, conformément à des pratiques d'assurance prudentes ou selon les exigences des créanciers du. Bailleur ;

9.1.1Les couts suivants ne feront pas partie des Frais d'Exploitation et seront entièrement assumes par le Bailleur :

9.1.1.1toute dépense ou cout ou partie de ceux-ci pour lequel le Bailleur est, directement ou indirectement, dédommage ou rembourse en vertu de garanties légales ou contractuelles ou récit une quelconque compensation d'une compagnie en vertu d'un contrat d'assurance;

9.1.1.2tous les montants payes a des tiers en raison du défaut, de l'omission, de l’erreur, de la faute ou du retard du Bailleur ou des personnes pour lesquelles il est légalement ou contractuellement responsable dans l'accomplissement de ses ou de leurs obligations, ainsi que les couts au pénalités résultant du défaut du Bailleur de respecter les obligations contractées en vertu de toute garantie, caution ou autre sureté affectant l'immeuble;

9.1.1.3tous les couts ayant trait à la réparation ou au remplacement d'éléments majeurs du système de base de l'Édifice (incluant le chauffage, la ventilation, la climatisation, la plomberie et les ascenseurs);

9.1.1.4le cout de toute réparation ou remplacement a la structure incluant; sans y être. Limite, le remplacement du toit, ou toute réparation (autre que mineure) aux semelles de béton, aux fondations, aux planchers, aux murs-de soutènement intérieur ou extérieur, aux murs extérieurs, aux fenêtres, au toit, aux poutres de soutènement, aux colonnes de soutien de, même que toute réparation ou tout ajout nécessaire a la structure de l'Édifice afin que l'Édifice soit conforme aux lois et règlements applicables ainsi que les couts relies a tout agrandissement au rénovation importante de l'Édifice;

9.1.1.5l'amortissement du cout en capital initial de l'immeuble et de toute dévaluation comptabilisée à l'encontre du cout initial de l'immeuble ainsi que l’amortissement de tout agrandissement a l’Édifice ;

9.1.1.6toute réparation ou remplacement rendu nécessaire en raison d'une mauvaise conception, d'un vice cache ou d'un vice de construction ayant trait à l'immeuble;

9.1.1.7les taxes (sauf pour les Taxes) imposées au Bailleur et incidentes aux Loyers Additionnels, qu'il s’agisse de la taxe sur les produits et services ou d'une quelconque taxe de vente similaire, qui seront payes ou payables par le Bailleur et pour lesquelles le Bailleur bénéficiera d'un crédit ou d'un remboursement ou autre réduction;

9.1.1.8les honoraires et bonis de courtage;

9.1.1.9les couts attribuables au marketing, aux annonces, aux études de marche et à la publicité;

9.1.1.10tous frais de financement et tout intérêt sur tout emprunt pour le financement de l'immeuble;

9.1.1.11les contributions a des partis politiques ou toute autre contribution a des causes sociales ou autres causes semblables, ainsi. qu'a des organismes culturels, sociaux au religieux au toute somme destinée à l'achat ou à la location d'œuvres d'art;

9.2Taxes foncières (municipales et scolaires) (ci--avant et ci-après désignée la « Taxes ») : désigne tolites les taxes ou surtaxes foncières, municipales ou scolaires ou taus les impôts, contributions, cotisations, répartitions et/ou charges imposées par toute autorité fiscale en rapport avec l'immeuble, mais excluant spécifiquement ;
•tout droit sur les mutations immobilières suite à une vente complète ou partielle de l'immeuble;

•l'impôt sur le revenu ou les profits du Bailleur;

•tout réajustement des taxes attribuable a une période ou le Locataire n'était pas locataire de l'Édifice;

•tous les couts attribuables à la contestation des taxes lorsque les taxes qui font l'objet de contestation ne sont pas payables par le Locataire.
•la Taxe sur le Capital et l'impôt des Grandes Corporations.

9.3Taxes supplémentaires

De plus, le Locataire s'engage également à payer la taxe sur les produits et services (« TPS »), la taxe de vente du Québec (« TVQ ») et toute autre taxe de même nature présente et à venir.

9.4Consommation d'eau

Le Locataire sera responsable, s'il y a lieu, de toute taxe ou autres charges qui' pourraient être imposées par toute autorité compétente relativement à sa consommation d'eau. Cette charge sera incluse dans les frais communs.

9.5Électricité

Le Locataire paiera directement le cout pour l’électricité consommée dans les Lieux Loues, à Hydro-Québec ou à toute entreprise lui succédant. Il est convenu que le Bailleur fournira et installera, a ses frais si ce n'est déjà fait, un compteur électrique sépare lequel mesurera la quantité d'électricité consommée dans les Lieux Loues.

II n'y aura en aucun cas dédoublement des couts et des dépenses inclus dans rétablissement des Loyers Additionnels. Seules les dépenses effectivement encourues par le Bailleur, pendant la Durée de Location, contribueront au calcul des Loyers Additionnels, déduction faite de leur recouvrement

Le Locataire aura le droit de questionner le Bailleur relativement aux Frais d'Exploitation et aux Taxes si le compte de Taxes n'avait pas été précédemment transmis. Le Bailleur convient de répondre promptement aux questions du Locataire, si le Locataire considéré que les Frais d'Exploitation ou les Taxes n'ont pas été calculés selon les principes comptables généralement reconnus ou conformément aux dispositions du Bail. Le Locataire devra cependant, nonobstant tel droit de questionner, payer sur demande tout montant devenant du et exigible.
Si, suite aux réponses du Bailleur, le Locataire n'est pas encore satisfait de la facturation des Frais d'Exploitation et des Taxes, le Locataire pourra demander aux vérificateurs indépendants du Bailleur, aux frais du Locataire, de préparer un rapport détaillé et certifié justifiant la conformité de la facturation des Frais d'Exploitation et des Taxes du Locataire, en vertu du Bail.

10.NETTOYAGE ET ENTRETIEN

10.1Le Locataire s'assurera que l'entretien et le nettoyage des Lieux Loues soient effectués selon ses besoins et à ses frais. Les couts relies a l'entretien et au nettoyage des Lieux Loues sont exclus des Frais d'Exploitation.

11.CHAUFFAGE, CLIMATISATION, VENTILATION ET ÉCLAIRAGE

11.1Le Bailleur assurera au Locataire un niveau de confort qui lui soit acceptable pendant les heures d'affaires du Locataire soit 7 jours/7 et 24 heures/24.

11.2Le Bailleur assurera au Locataire un niveau de confort acceptable. Ce niveau de confort sera en tout point comparable à celui offert dans d'autres édifices similaires et répondra aux normes minimales promulguées en date des présentes par «The American Society of Heating, Refrigeration and Air-Conditioning Engineers Inc. (« ASHRAE ») » et par la Commission de la santé et de la sécurité au travail (« CSST »).

12.OBLIGATIONS DU LOCATAIRE

Ce bail est fait aux charges et conditions suivantes que le Locataire promet et s'oblige d'exécuter comme suit :
12.1Réparations du Bailleur

En autant que le Locataire ait la jouissance paisible des Lieux Loues, pendant la durée du présent contrat, le Locataire devra souffrir toutes les réparations et améliorations grosses ou petites que le Bailleur désirera faire, incluant, de façon non limitative, les travaux de réparations, remplacement, modifications et améliorations des machinés, équipements et/ ou fournitures de l'immeuble, sans indemnité ni dommage à payer au Locataire de ce fait. Le Bailleur, dans l’exercice de ses droits, devra s'assurer de nuire le moins possible aux activités du Locataire.

12.2Usage des services

Le Locataire convient de ne jamais consommer plus d'électricité que ne le permet une utilisation sure des circuits se trouvant dans les Lieux loues ou les desservant. Dans l’éventualité où, selon !'opinion du Bailleur, la consommation électrique du Locataire causerait une surcharge des circuits électriques, le Locataire devra réduire son utilisation desdits circuits de façon à éviter une telle surcharge ou a défaut, il devra permettre au Bailleur d’effectuer les modifications nécessaires afin d'assurer une utilisation sore des circuits et payer le cout desdites modifications au Bailleur.
Le Locataire reconnait que le présent bail n'oblige en aucun cas le Bailleur a founir au Locataire l'électricité, le chauffage, la climatisation ou autre service dent ce demier pourrait avoir besoin en raison de l'utilisation dans les Lieux loues d'équipements spéciaux.

12.3Bruits, odeurs et substances nocives

Le Locataire n'occasionnera ni ne tolèrera quoi que ce soit de nuisible dans les Lieux loues ou leurs environs ni ne conservera aucune chose nuisible dans les Lieux loues ou leurs environs et maintiendra les Lieux loues libres de débris, de déchets, d'ordures de toutes sortes, de rongeurs, de vermines et de quoi que ce soit de nature dangereuse, nocive ou déplaisante ou susceptible de créer un risque d'incendie ou de vibrations, une chaleur ou des odeurs inusuelles ou désagréables ou des bruits excessifs ou n'importe quoi qui pourrait porter atteinte à la jouissance de l'immeuble et ses équipements par les clients et les autres Locataires de l'immeuble.

Si le Locataire est en défaut en vertu de l'alinéa précèdent, il devra apporter les corrections nécessaires exigées par le Bailleur et a défaut d'apporter lesdites corrections nécessaires, le Bailleur pourra à son gré, effectuer lesdites corrections, le tout aux frais du Locataire.

12.4Usage des accessoires

Le Locataire devra :

•veiller à ce qu'aucun dommage ne soit cause au système de chauffage, aux conduites d'eau, de gaz et d'électricité, aux toilettes, éviers et autres accessoires se trouvant sur les Lieux loues;

•faire en sorte qu'aucune saleté ou autre embarras n'empêche le fonctionnement de ces accessoires;

•aviser le Bailleur ou ses préposes, au meilleur de ses connaissances, des qu'une défectuosité quelconque est constatée dans l’un ou l'autre de ces accessoires.

12.5Accès aux lieux
Le Locataire devra permettre l'accès des Lieux loues au Bailleur ou a ses employés en tout temps en cas de nécessité aux fins d'en constater la condition, vérifier le système de chauffage ou de climatisation, ou pour toutes autres fins. Toutefois, le Bailleur devra faire parvenir un avis (verbal ou écrit) avant de faire une visite, sauf exception pour un cas d'urgence.

13.ASSURANCES

Le Locataire devra respecter les règles et exigences de l‘organisation consultative des assureurs du Canada ou de toute autre organisation lui succédant, ainsi que les exigences de toutes compagnies d'assurances ayant émis les polices d'assurances en vigueur couvrant l'immeuble, quelle qu'en· soit la nature, y compris les polices d'assurances contre la responsabilité délictuelle ou quasi délictuelle.

Advenant le cas où le taux des primes de toute police d'assurances couvrant l'immeuble serait majoré en raison d'une infraction au présent bail par le Locataire, ou d'un changement dans les modalités d'exploitation du commerce du Locataire, le Bailleur pourra, en sus de tous ses autres recours, payer le montant de cette majoration, et ce montant deviendra immédiatement du et payable par le Locataire et recouvrable a titre de loyer additionnel.

Le Locataire devra également maintenir en vigueur, pendant toute la durée du présent bail, a ses propres dépens, une assurance contre la responsabilité civile a couverture étendue avec le Bailleur nomme comme assure additionnel pour un montant d'au moins deux million de dollars (2 000 000,00$) et avec des polices en forme satisfaisante en tout temps au Bailleur et auprès d'assureurs acceptables au Bailleur et le montant d'assurance tous risques couvrant les réclamations en cas de décès, de blessures corporelles aux personnes et de dommages matériels dans les Lieux loues couvrant les meubles, équipements, améliorations provenant d'u commerce exploite par le Locataire, dans l'immeuble ou de l'utilisation ou l'occupation des Lieux loues. Une copie de toute police d'assurances, des que contractée, sera immédiatement livrée au Bailleur. Toute police ainsi contractée doit nommer le Bailleur comme assure additionnel.
L’assurance responsabilité civile a couverture étendue contiendra une clause de responsabilité réciproque. Le cout ou les primes pour toutes et chacune de telles polices d'assurances sera paye par le Locataire. Le Locataire obtiendra de la part de ses assureurs a telles polices d'assurances, des engagements de notifier le Bailleur par écrit, au moins trente (30) jours avant toute annulation des polices d'assurances.

Le Locataire devra remettre au Bailleur des certificats attestant la souscription de telles polices d'assurances, émis par la firme de courtiers du Locataire, et ce dès leur souscription, laquelle devra avoir été réalisée avant l'entrée en vigueur du présent bail. A défaut par le Locataire d'obtenir ou de maintenir en vigueur telles assurances, le Bailleur aura le droit d'y procéder et d'effectuer le paiement des primes à cet effet et dans tel cas, le Locataire s'engage à payer au Bailleur le montant ainsi paye comme prime, lequel montant sera exigible à titre de· loyer additionnel, payable le premier (1er) jour du mois suivant la date de paiement effectue par le Bailleur.
Pendant toute la durée du présent bail, le Locataire devra assurer et maintenir en vigueur des assurances contre les risques d'incendie, avec couverture étendue et tous les autres risques et hasards, notamment une assurance centre les dégâts occasionnes par l'eau, le vol et le vandalisme, pour le plein montant de la valeur de remplacement de taus les objets se trouvant dans ou sur les Lieux loues et plus spécialement, mais sans limiter la généralité de ce qui· précède, l'ameublement, les agencèrent, les améliorations locatives et la marchandise ainsi que les glaces au vitres y compris les portes vitrées.

Les recommandations faites par le Bailleur au Locataire, par suite d'inspection des assureurs ou de leurs représentants, devront être suivies et le. Locataire devra en défrayer le coût si des installations spéciales et spécifiques sent requises.

13.1Vol et vandalisme
Le Locataire s'engage à ne rendre en aucun cas le propriétaire responsable en cas de vol et/au vandalisme commis dans les Lieux loues, sauf en cas de grossière négligence de la part du Bailleur.

13.2Priorité ou hypothèque

Il est bien convenu que tout travail effectue ou demande d'être exécuté par le Locataire le sera en son nom et que le Locataire n'est pas le mandataire du Bailleur. Le Locataire veillera à tenir le droit de propriété du Bailleur dans l'immeuble, incluant le terrain, franc et exempt de toute priorité, hypothèque ou créance prioritaire, pouvant résulter de tels travaux et dédommagera et tiendra le Bailleur indemne centre toute réclamation, toute perte, tous frais légaux ou autres et toute demande se rapportant à de tels travaux.

Le Locataire convient de ne pas permettre, faire au causer quoi que ce soit dans les Lieux loues qui puisse provoquer la publicité au l'inscription d'une priorité ou hypothèque, selon le cas, ou créance prioritaire, droit, charge ou affectation quelconque contre les Lieux loues ou l'immeuble.

13.3Respect des lois
Le Locataire devra se conformer à taus les règlements concernant le feu, la police, l'hygiène et généralement a toutes les autres lois en vigueur.

Le Locataire obtiendra tous les permis ou licences nécessaires pour la conduite de ses affaires et l'occupation des Lieux loues et le Bailleur ne fait aucune représentation et ne donne aucune garantie quant aux règlements de zonage ou aux permis et licences qui pourraient être requis par les autorités compétentes pour les fins d'exploitation de l'entreprise du Locataire. Au cas où le Locataire ferait défaut d'obtenir tout permis ou licence requis, il demeure lie et tenu à l'exécution de ses obligations en vertu du présent bail.

13.4Environnement
Le Locataire s'engage à ne pas utiliser, dans le cadre de ses activités, de matières dangereuses et, le cas échéant, il s'engage à prendre les mesures appropriées, conformes aux lois applicables, relativement à l'utilisation de celles-ci.
Le Locataire s'engage à ce que rémission, le transport, le dépôt, le déversement, le rejet au la disposition par le Locataire de toute matière dangereuse ou déchet (incluant eaux et huiles usées) dans le sol, l'atmosphère, l'eau ou au-dessus de l'eau, se fassent en conformité avec toutes les lois applicables. Le cas échéant, 'il s'engage à obtenir toutes les autorisations requises à cet égard des autorités compétentes et, lorsque requises, a produire les déclarations nécessaires auprès des autorités concernées.

14.OBLIGATIONS DU BAILLEUR

Ce bail est fait en outre aux conditions suivantes que le Bailleur promet et s'oblige d'exécuter, soit de:

14.1Jouissance paisible

Le Bailleur garantit au Locataire qu'il aura la jouissance paisible et tranquille des Lieux Loues sans interruption ou trouble de jouissance de la part du Bailleur ou de ses représentants.
Le Bailleur s'engage à faire tout ce qui est raisonnablement dans les limites de son pouvoir, incluant prendre les mesures légales qui s'imposent pour faire cesser tout trouble de jouissance cause par un locataire de l'Édifice et empêcher tout locataire de l'Édifice d'endommager les Lieux Loues.

14.2Mur périmétrique

Taus les murs requis pour séparer les Lieux Loues de tout autre espace, seront construits par et aux frais du Bailleur en répondant aux standards de l'Édifice quant à l'isolation et à l'insonorisation.

14.3Assurances
Le Bailleur s'engage a souscrire les assurances couvrant sa responsabilité civile, la perte de ses revenus locatifs, les chaudières et les machines ainsi que l'incendie de l'immeuble.

15.INCENDIE OU FORCE MAJEURE

Dans le cas où l'un ou l'autre de l’immeuble abritant les Lieux loues au les Lieux loues, ou les deux seraient détruits et/ou endommagés par un sinistre de quelque nature que ce soit, alors :

•si le Bailleur est d'avis que les dommages ou la destruction sont tels que les Lieux loues sont devenus totalement inutilisables ou qu'il est impossible ou dangereux de les utiliser et si, dans l'un au l'autre cas, le Bailleur est également d'avis que les dommages ne peuvent pas être répares avec diligence raisonnable dans tes quatre-vingt-dix (90) jours suivant le sinistre (avis qui devra être donne par écrit au Locataire dans les trente (30) jours suivant le sinistre), l'une ou l'autre partie pourra, dans les cinq (5) jours suivant la signification de cet avis, résilier le bail en transmettant un avis écrit à cet effet

•à l'autre partie, et alors le bail prendra fin le jour du sinistre et le layer sera alors calcule et intégralement paye jusqu'au jour du sinistre; au cas ou ni le Bailleur ni le Locataire ne résiliaient le bail, le loyer sera alors suspendu du jour du sinistre jusqu'au jour ou les dommages auront été réparés de manière à permettre l'usage des Lieux loues par le Locataire;
•si les dommages sent tels que les Lieux loues sent totalement inutilisables ou s'il est impossible ou dangereux de les utiliser, mais que, dans l'un ou l'autre cas, le Bailleur est d'avis que les dommages peuvent être réparés avec diligence raisonnable dans les quatre-vingt-dix (90) jours suivant le sinistre (avis qui devra être donne par écrit au Locataire dans les trente (30) jours suivant le sinistre), le loyer sera suspendu du jour du sinistre jusqu'au jour ou les dommages auront été répares de manière à permettre l'usage des Lieux loues par le Locataire;

•si le Bailleur est d'avis que les dommages peuvent être réparés, tel que mentionne ci haut, dans les quatre-vingt-dix (90) jours suivant le sinistre et que la nature des dommages permet, selon le Bailleur, une utilisation partielle des Lieux Ioués aux fins pour lesquelles ils avaient été loues, le loyer sera, jusqu'à ce que ces dommage aient été réparés, réduit en proportion de la superficie des Lieux loues rendue inutilisable par rapport à la superficie totale des Lieux loues.
•Indépendamment du fait que les Lieux loues soient ou non endommages ou détruits et indépendamment du fait qu'ils soient utilisables ou non, dans le cas ou une partie substantielle de l'immeuble est endommagée ou détruite, par quelque cause que ce soit, et si le Bailleur est raisonnablement d'avis que cette partie substantielle de l'immeuble ne peut être reconstruite ou remise en état dans les quatre-vingt-dix (90) jours du sinistre (avis qui devra être donne par écrit au Locataire dans les trente (30) jours suivant le sinistre), le Bailleur pourra, dans les cinq (5) jour suivant la signification de l'avis précité, résilier le bail par un avis écrit au Locataire à cet effet, et alors le bail prendra fin le jour du sinistre et le loyer sera alors calcule et intégralement paye jusqu'au jour du sinistre.

16.BLESSURES CORPORELLES ET DOMMAGES

Sauf dans le cas de faute intentionnelle u faute lourde du Bailleur ou de ses employés, le Bailleur ne sera en aucune façon responsable de quelque type de blessure que ce soit, pouvant entrainer ou non la mort, subie par le Locataire, ses représentants et ses employés, par ses bénéficiaires ou par toute autre personne qui peut se trouver sur les Lieux Ioués, ni pour toute perte ou dommage ou avarie, de quelque nature que ce soit, aux biens du Locataire, de ses bénéficiaires, de ses clients, de ses employés ou de toute autre personne, pendant que ces biens se trouvent sur les Lieux loues. Et plus particulièrement, mais sans limiter la généralité de ce qui précède, le Bailleur ne sera responsable d'aucun dommage aux dits biens cause par le vent, la vapeur, l'eau, la pluie ou la neige, qui pourraient s'introduire dans les Lieux loues, ni pour aucun dommage cause par les tuyaux d'eau, de gicleur ou de drainage, fa plomberie en général ni le système électrique, ni pour une défectuosité de la climatisation ou du chauffage, ni pour aucun dommage cause par quoi que ce soit qu'un autre Locataire aurait pu faire ou omettre de faire.
Le Locataire sera responsable de tous dommages causés aux Lieux Ioués, aux autres locaux de l'immeuble, ainsi qu'à ce dernier, si ces dommages résultent de l'installation d'équipement ou de travaux effectués par le Locataire, ses représentants, ses employés, ses bénéficiaires ou par toute autre personne à qui le Locataire aura permis l'accès aux Lieux loues.

17.DÉFAUT

•Sans restreindre d'aucune façon la portée de l'esprit de toutes est chacune des dispositions du bail, le Locataire sera réputé en défaut, entre autres, dans les cas suivants:

◦s'il fait défaut d'effectuer a échéance le paiement de toute somme payable en vertu du bail, le Locataire étant en demeure par le seul écoulement du temps;

◦si de façon générale, il ne respecte pas l'une quelconque des autres obligations qui lui incombent aux termes du bail et qu'il ne remédie pas à tel défaut à l'expiration d'un délai de dix (10) jours ouvrables suivant la signification au la notification d'une mise en·demeure à cet effet;
◦s'il se prévaut des dispositions de toute loi relative à l'insolvabilité afin d'effectuer une proposition a ses créanciers dans le cadre d'une restructuration de ses affaires et qu'à compter de cette date, il ne paie pas d’avance dès qu'il s'est prévalu de toute telle loi (et, par la suite, a tous les trente (30) jours une provision monétaire couvrant le loyer payable pour une période d'un (1) mois;
◦s'il est déclaré failli par un tribunal compètent au s'il précède a une cession générale de ses biens au profit de ses créanciers;

◦si un séquestre est nommé pour administrer tout au partie de ses biens ou si un tiers agissant aux termes d'une hypothèque mobilière prend possession de ses biens et si ce séquestre ou tiers ne cesse pas complètement toute telle activité dans les trente
◦(30) jours de leur commencement ;

◦si une saisie est effectuée centre une partie substantielle des biens du Locataire par un tiers et que le Locataire n'en obtient pas mainlevée ou n'entreprend pas les démarchés appropriées afin d'en obtenir mainlevée dans les cinq (5) jours ouvrables de la date à laquelle elle a été effectuée.

Dans tous ces cas, le Locataire sera considéré en défaut en autant qu'il ait reçu un préavis écrit du Bailleur à cet effet et qu'il n'ait pas remédié a la situation dans les quinze (15) jours ouvrables suivant cet avis. Si, en raison de sa nature, il ne peut être remédié au défaut allègue avant l'expiration du délai de quinze (15) jours ci-avant prévu, le locataire bénéficiera d'un délai additionnel raisonnable eu égard a la nature dudit défaut en autant qu'il entame les démarches nécessaires pour remédier au défaut avant l'expiration des quinze (15) jours ouvrables suivant la réception de l'avis de défaut et qu'il les poursuive avec diligence.

Si ‘le locataire ne remédie pas au défaut, le Bailleur pourra, a son gré et sans nécessité d'établir qu'un tel défaut lui cause un préjudice, donner au Locataire un avis écrit de résiliation du bail, auquel cas le bail expirera dix (10) jours suivant la transmission d'un tel avis au Locataire (ou a toute autre époque postérieure déterminée par le Bailleur dans l'avis) aussi irrévocablement que si cette époque était la date de fin du terme, sans nécessité de poursuite judiciaire quelconque; s'il est ainsi mit fin au bail, le Locataire devra quitter les Lieux loues et les remettre au Bailleur ou, s'il n'en avait pas encore pris possession, il n'aura plus aucun droit de le faire.

Dans tous les cas mentionnés aux paragraphes précédents, le Locataire devra payer au Bailleur tout loyer exigible jusqu’à la date d'expiration du bail. Le Locataire devra également payer, en un seul versement, notamment afin de couvrir les couts, de relocation des Lieux loues, un montant égal au loyer pour une période de trois (3) mois ou, si la portion du terme du bail restant ‘à courir à la date à laquelle le bail expirera est inférieure a trois (3) mois, au loyer total pour cette portion du terme.

L'exercice par le Bailleur de taus droits a lui confères par le bail ou par la loi n'aura pas pour effet de l'empêcher d'exercer tous autres droits qu'il pourrait avoir aux termes des présentes ou de la loi.

18.VISITE DES LIEUX
Le Locataire devra permettre que les Lieux loues soient visites à des heures raisonnables durant les trois (3) mois qui précèderont la fin du présent bail, par ceux qui désireront les louer à l’expiration de ce bail par ceux qui désireraient en faire
!'acquisition et laisser à leur place les affiches apposées par le Bailleur aux fins de location ou de vente. Toutefois, le Bailleur devra faire parvenir un avis (verbal ou écrit) avant de faire une telle visite.

19.AMÉLIORATIONS LOCATIVES

19.1Le Locataire déclaré qu'il est possible qu'il effectue des travaux et aménagements dans les Lieux Loues (qui devront être approuveras au préalable par le Bailleur), lesquels travaux doivent être réalisés a la seule responsabilité du Locataire et a, ses seuls frais.
19.2Ainsi, le cas échéant, si le Locataire effectue les travaux et aménagements préalablement mentionnes ou qu'il acquiert du mobilier, de l'équipement, des systèmes informatiques et téléphoniques ou autres, ou qu'il défraie toute autre dépense reliée à la relocalisation de ses bureaux, le Bailleur accepte de financer ces travaux ou autres dépenses jusqu'à un montant maximal de trente dollars (30.00 $) par pi.ca locatif et verser le montant requis par le Locataire dans les trente (30) jours de la réception par le Bailleur de pièces justificatives démontrant la réalisation de ces travaux ou dépenses.
19.3Il est entendu entre les parties que le Locataire devra rembourser le montant ainsi finance par le Bailleur, majore par un taux d'intérêt de six pour cent et soixante-quinze centime (6,75%), a titre de loyer additionnel, par versement mensuel et égaux effectue le premier (1er) jour de chaque mois et de la même manière que le loyer de base. La période d'amortissement eu égard au remboursement débutera à la date ou le Bailleur effectuera le paiement du montant requis par le Locataire et se terminera à la date d'échéance du terme du bail soit le 30 septembre 2025.

20.HONORAIRES POUR LA SUPERVISION DES TRAVAUX
20.1II n'y aura pas d'honoraires ou frais d'administration, de coordination au de supervisions attribuables à l'aménagement des Lieux Loues.

21.MODIFICATIONS ET INSTALLATION

21.1Le Locataire aura le droit d'apporter des modifications et des aménagements additionnels dans les Lieux Loues a ses propres frais sans frais d'administration du Bailleur. Les travaux d'aménagement des Lieux, Loues seront effectués par le Locataire à ses frais (les « Travaux d’Aménagement »).

21.2A aucun moment, le Locataire ne devra effectuer de Travaux d'Aménagements sans avoir obtenu, des autorités publiques concernées, tous les permis nécessaires et sans avoir obtenu au préalable le consentement écrit au Bailleur, lequel ne pourra être refuse sans motif raisonnable.
Le Locataire devra soumettre au Bailleur, pour approbation, les plans et devis précis nécessaires a taus Travaux d’Aménagement d'une valeur excédant VINGT MILLES

DOLLARS (20 000,00 $) et le Bailleur aura CINQ (5) jours ouvrables, à compter de la date de soumission des plans et devis pour aviser de Locataire s'il les approuve ou non, à défaut de quoi lesdits plans et devis seront réputes acceptés par le Bailleur.

Le Locataire devra soumettre au Bailleur le nom de l'entrepreneur mandate pour effectuer les Travaux d'Aménagement, pour approbation par le Bailleur, laquelle approbation ne pourra être retenue sans motif raisonnable. De plus, l'entrepreneur devra également respecter en tout temps les règlements et directives établis de temps à autre par le Bailleur relativement à ces améliorations et/ou modifications. Cet entrepreneur ne devra pas causer de problèmes de relation de travail dans l'Édifice. Ledit entrepreneur devra également être couvert par la Commission des accidents au travail et être en règle avec celle-ci.

22.ACCEPTATION DES LIEUX LOUES

22.1Le Locataire bénéficiera d'une période de SIX (6) mois, à compter du Début de la Durée, pour aviser le Bailleur de tout vice apparent a tout système de base de
l'Édifice situe dans les Lieux Loues, afin que le Bailleur puisse, a ses frais, remédier audit vice.

22.2Lorsque le vice ou défaut affectera un système ou tout item saisonnier incluant sans restreindre la portée de ce qui précède, les systèmes de chauffage et de climatisation, alors la période de SIX (6) mois commencera à courir dès la mise .en fonction dudit item ou système et non à compter du Début de la Durée.

22.3L'omission ou le défaut d'aviser le Bailleur de tout défaut ou vice, tel que mentionné ci-dessus, ou d'informer le Bailleur de tout problème affectant la structure des Lieux Loues et qui n'a pu être raisonnablement décelé lors d'un examen du Locataire dans le délai ci-dessus mentionne, ne sera pas interprète et ne constituera pas une renonciation aux droits et recours du Locataire pour tout défaut ou vice.

22.4Le Bailleur reconnait qu'à ce titre le Locataire doit être considéré comme un profane.

23.RESPONSABILITÉ DES PARTIES

23.1Nonobstant toute provision contenue aux présentes ou contenue au Bail, chacune des parties sera responsable pour ses fautes et sa négligence et devra indemniser l'autre partie le cas échéant.

24.REMISE EN ÉTAT DES LIEUX LOUES

24.1A l’expiration de la Durée de Location ou à son expiration prématurée ou a l'expiration de tout renouvellement de celle-ci, le Locataire ne sera pas tenu d'enlever quelconque amélioration locative effectuée par le Locataire ou le Bailleur pourvu qu'il laisse l'espace en ban état, compte tenu de l'usure normale.

25.PUBLICATION DU BAIL

Le Locataire ne pourra publier intégralement le présent bail sans le consentement écrit du Bailleur. Cependant, pour fins d'inscription des droits résultant du bail, le Locataire pourra présenter, au bureau de la publicité de la circonscription foncière dans le ressort duquel est situé l'immeuble, un avis suivant l'article 2999.1 du code Civil du Québec. Tel avis décrira les parties, les Lieux loues et le terme du bail. Taus les frais à cet égard engendrés par le Locataire seront assumes par ce dernier.

26.HYPOTHÈQUES ET SUBORDINATION

26.1Vente ou financement

Les droits du Bailleur en vertu du bail peuvent être hypothèques, cèdes, grevés ou transfères en faveur d'un acheteur ou d'un créancier hypothécaire, en cas de vente ou de défaut du Bailleur quant à toute hypothèque et au cas où l'acheteur ou le créancier hypothécaire, selon le cas, prend légalement possession de l'immeuble. et des Lieux loues, le Locataire s'engage à reconnaitre les droits d'un tel acheteur ou d'un tel créancier hypothécaire et à continuer à respecter les termes du bail.

26.2Assujettissement

Tous les droits du Locataire en vertu des présentes seront assujettis et subordonnes aux droits de tout créancier détenant une hypothèque ou autre charge réelle sur la propriété et le Locataire devra reconnaitre tout tel créancier hypothécaire comme bailleur en vertu des présentes. Toute telle subordination ne pourra toutefois avoir pour effet d'entraver le droit du Locataire de jouir des Lieux loues conformément aux dispositions du présent bail.

27.IDENTIFICATION

27.1Le Bailleur permettra au Locataire d’installer des affiches lumineuses, avec sa dénomination sociale et son logo. Celles-ci seront situées sur le côté de l’Édifice face au boulevard du Pare Technologique. Lesdites affiches seront au maximum de ce qui est permis par toute loi ou règlement applicable. Le Locataire s'engage à soumettre au Bailleur un croquis détaille de son affiche avec, indications des coleurs, caractères, logis et dimensions. Ces affiches seront entretenues par le Bailleur mais demeureront la propriété du Locataire.

27.2Le Locataire s'engage à ce que son affiche soit sabre et de ban gout Le Bailleur s'engage pour sa part à donner rapidement son approbation sauf pour motif raisonnable,

28.STATIONNEMENT EXTÉRIEUR

A compter de la Date d'Occupation, le Bailleur mettra gratuitement et en tout temps à la disposition du Locataire (employés, clients et visiteurs) un minimum de 92 espaces de stationnement pour la Durée de Location et ses renouvellements.

29.FRAIS OE COURTAGE

Le Locataire et le Bailleur déclarent que le seul courtier immobilier implique dans la location des Lieux Loues par le Locataire est Bender & associes. Tous les frais de courtage en résultant seront entièrement payes par le Bailleur.

30.DROIT DE RÉSILIATION

30.1Le Locataire pourra librement lever une option de résiliation anticipée a la CINQUIÈME (5e) année qui suit le Début de la Durée, sur préavis et moyennant le paiement des pénalités suivantes :

•Préavis écrit : 12 (douze) mois

•Pénalité en cas de résiliation anticipée: En plus de payer une pénalité de 10 mois de loyer Brut (Loyers de Base et Loyers Additionnels, tel qu'établis en date de l'avis de résiliation), le Locataire paiera la somme équivalente a la partie du- capital non amorti des améliorations locatives (uniquement si le Locataire exerce son option définie l'article 19) amorti sur la Durée de Location au taux de six pour cent et soixante-quinze centième (6,75%) (« Pénalité »).

30.2Le paiement de la pénalité décrite aux présentes sera final et libérera le Locataire, ses cessionnaires, sous-locataires, filiales compagnie mère et autres personnes liées au Locataire de quelque façon, le Courtier et autres représentants du Locataire de toute obligation, de quelque nature, aux termes du Bail.

31.DROIT DE PREMIÈRE OFFRE

31.1Des la signature par les parties du Bail, le Locataire aura un droit de première offre pour louer toute expansion à l’Édifice ou construction additionnelle sur le Terrain que le Bailleur pourrait construire (l'« Espace Additionnel ») Le droit de première offre confère au Locataire continuera d'avoir plein effet quant à tout Espace Additionnel indépendamment du fait que le Locataire ait pu a quelconque moment refuser de l’exercer. L’Espace Additionnel sera loué pour une durée minimale de 10 ans.

31.2Lorsque le Bailleur aura l'intention de construire une expansion à l'Édifice ou une construction sur le Terrain, il en informera le Locataire par écrit et ce dernier aura VINGT (20) jours ouvrables pour informer par écrit le Bailleur qu’il exerce son droit de première offre. Si le Locataire exerce son droit, la location sera consentie aux mêmes termes et conditions que le Bail, sauf le loyer de base annuelle pour l'Espace Additionnel qui devra être détermine selon les paramètres établis à l'article 32 « Option d'expansion » afin de tenir compte des couts de construction.

31.3Ce droit de première offre sera en vigueur pendant toute la Durée de Location et ses renouvellements. Des la conclusion de la transaction, le Bail sera amende de façon à inclure l'Espace Additionnel de même que les termes et conditions s'y rapportant La Durée de Location pour l'Espace Additionnel sera sujette au droit de renouvellement du Locataire selon les mêmes conditions que celles affectant les Lieux Loues.

32.OPTION D'EXPANSION

32.1En autant que le Locataire ne soit pas en défaut en vertu du présent Bail et sujet a la réglementation en vigueur, pendant la Durée de Location et ses renouvellements, le Locataire aura le droit d'exiger du Bailleur de construire une expansion à l'Édifice ayant une superficie allant jusqu'à un maximum de TRENTE MILLE (30 000) pieds carrés (I «Expansion»), moyennant un préavis écrit de QUINZE (15) mois (I' «avis d'expansion").

32.2Une fois l'Expansion substantiellement terminée, le Locataire louera l'Expansion pour une durée minimale de DIX {10) ans aux mêmes termes et conditions énoncées dans le Bail, sauf le loyer de base annuelle pour l'Expansion qui devra être détermine comme prévu ci-après.

32.3Le loyer de base pour l'Expansion sera déterminée en tenant compte du cout total du projet (le «Cout total du projet ») pour l'Expansion, y compris tous les « hard cost », les couts d'améliorations locatives du Locataire (« Améliorations locatives du Locataire ») et !es couts accessoires lies a la construction de l'Expansion (soft cost), à l'exclusion du Terrain, a un taux d’intérêt de quatre cents (400) points de base au-dessus du taux directeur de la Banque du Canada au moment du dépôt de l’avis d'expansion par le Locataire

Pour plus de certitude, le loyer annuel de base pour l'expansion pour la première année du terme de l'expansion, tel que défini ci-après, serait calcule sur la base de la formule suivante:

Loyer annuel de base (le.«loyer annuel de base pour l'Expansion») = Cout total du projet multiplie par le taux d'intérêt annuel.

•Construction et « soft cost »

Les frais engagés par ou pour le Bailleur suite au processus d'appel d'offres avec trois (3) différents entrepreneurs généraux bases sur les spécifications et/ou !es plans ainsi que taus les frais accessoires (soft cost) (frais d'ingénierie, honoraires d'architecte, le financement provisoire, etc.)

•Taux d'intérêt annuel

Quatre cents (400} points de base au-dessus du taux directeur de la Banque du Canada au moment du dépôt de ravis d'expansion par le Locataire.

Le loyer annuel de base pour l'Expansion sera, pour les années subséquentes, ajuste· annuellement selon les mêmes termes et condition que le Bail.

32.4Le Locataire doit fournir au Bailleur ses plans préliminaires révises avec ses spécifications liées à l'Expansion en même temps que l'avis d'expansion. Le Bailleur doit alors fournir au Locataire une estimation écrite des couts lies a l'Expansion, à des fins budgétaires seulement

32.5Le Bailleur doit obtenir au mains trois (3) propositions après être passe par un processus d'appel d'offres. L'entrepreneur général doit être choisi par le Bailleur, avec le consentement écrit du Locataire, agissant raisonnablement. Le Locataire conserve le droit d'apporter des modifications mineures aux plans et devis sous réserve du consentement écrit du Bailleur, agissant raisonnablement, et a condition que cela, ne retarde pas la construction de l'Expansion de l'avis raisonnable du Bailleur a un point où elle compromet l'occupation du Locataire de l'Expansion.

32.6Si le Locataire exerce son droit, la durée de location pour l'Expansion sera au minimum de 10 ans (le « terme de l’expansion"). La Durée de location des Lieux Loues sera prolongée afin d'être co-terminus au terme de l'expansion. Tous les autres termes et conditions du Bail continueront à s'appliquer en ce qui concerne les Lieux Loues et l'Expansion.

32.7Cette option d'expansion sera en vigueur pendant toute la Durée de Location et ses renouvellements. Des l'exercice de l'option d'expansion, le Bail sera amende de façon à inclure l'Expansion de même que les termes et conditions s'y rapportant. L'Expansion sera sujette au droit de renouvellement du Locataire selon les mêmes conditions que celles affectant les Lieux Loues.

33.CESSION ET SOUS-LOCATION

33.1Le Locataire pourra, à compter de la Date d'Occupation, en obtenant au préalable le consentement écrit du Bailleur, lequel consentement ne sera pas refuse ou retenu sans raison valable, céder le Bail au sous-louer les Lieux Loues en tout ou en partie.

33.2Le Bailleur disposera de sept (7) jours ouvrables, à compter de la réception par ce dernier d'une demande écrite du Locataire, pour communiquer par écrit son assentiment ou son refus et les raisons qui le motivent. Le défaut du Bailleur d'informer le Locataire par écrit sera présumé équivaloir, a toutes fins que de droit, a une acceptation de la sous-location ou la cession proposée par le Locataire.

33.3Le Locataire pourra, sans le consentement du Bailleur, sous-louer les Lieux Loues en tout ou en partie à une compagnie ou société liée ou avec une compagnie avec laquelle elle a fusionne ou s'est scindée pourvu toutefois, que le Bailleur en soit préalablement avisé par écrit et que le Locataire demeure conjointement et solidairement responsable des obligations contenues au Bail.

33.4Le Locataire pourra, avec le consentement du Bailleur, céder le Bail des Lieux Loues en tout ou en partie à une compagnie ou société liée ou avec une compagnie avec laquelle elle a fusionne ou s'est scindée. Toutefois, dans le cas d’une cession approuvée par le Bailleur, le Locataire ne sera pas conjointement et solidairement responsable des obligations contenues au Ban.

33.5Nonobstant ce qui précède et toute autre disposition contenue aux présentes ou dans le Bail, le Locataire aura le droit de cesser la poursuite de ses affaires dans les Lieux Loues et leur occupation, pourvu qu’il respecte les autres termes et conditions du Bail qui ’sont conciliables avec la non occupation des Lieux Loues.

34.OPTION DE RENOUVELLEMENT

34.1A la condition que le Locataire remplisse, de bonne foi et ponctuellement, toutes les obligations qui lui incombent en vertu du bail et qu'il ne soit pas en défaut majeur en vertu de l'une quelconque d'entre elles, il pourra renouveler le présent bail pour DEUX (2) périodes additionnelles de cinq (5) années chacune. Un avis écrit, au moins six (6) mois avant l’expiration du présent bail ou le cas échéant, de la première période de renouvellement, devra être donne au Bailleur. A défaut d’avis par le Locataire, le présent bail prendra automatiquement fin à l'arrivée du terme fixe. Le nouveau prix fixe pour son loyer net de base sera au taux du marché pour un nouveau locataire en tenant compte des incitations à louer tel que celui-ci est offert pour de l’espace de bureaux dans des édifices similaires.

34.2Le fait que le Locataire continue d'occuper les lieux après l'expiration de son bail sans qu'un nouveau bail n'ait été signe ne constitue pas un renouvellement de bail, le Locataire étant considéré comme Locataire au mois et il devra payer en sus de toute somme payable à titre de loyer additionnel prévu au bail, le loyer net détermine par le Bailleur en autant que celui-ci ne soit pas supérieur au taux du marché.

35.FORCE MAJEURE

35.1Les parties ne seront aucunement responsables· pour tout défaut, retard ou omission dans l'exécution de leurs obligations si cela résulté d'un cas fortuit ou de force majeure, soit un acte de Dieu, un incendie, une grevé, un lock-out, une émeute ou un autre dérangement tel qu’une guerre, un blocus, une insurrection.ou toute autre circonstance qui est hors du contrôle raisonnable des parties et n’aurait pu être empêchée par celles-ci.

35.2Pourvu que le Locataire bénéficie de la jouissance des Lieux Loues, l'avènement d’un état de force majeure ou d’un cas fortuit ne pourra avoir pour effet d'annuler ou différer le versement par le Locataire d'un montant dû par celui-ci au Bailleur.

36.AVIS

Tout avis donne en vertu du présent Bail devra être par écrit et devra être transmis comme suit :

1405 PTQM (SEC)

A l'attention de M. Marc Simard, Président
1135, Grande Allee Ouest, bureau 210
Québec (Québec) G1S 1E7
T: 418-948-1224
F: 418-948-0797

Si au Locataire :

OPSENS Inc.

A l'attention de Louis Laflamme Président
2014, rue Cyrille-Duquet, bur. 125 Québec (Québec)
G1N 4N6
T : 418-682-9996
F : 418-682-9939

37.PUBLICATION

37.1Le Locataire pourra a ses frais publier le Bail par avis en omettant les conditions financières, le tout conformément à l'article 2999.1 du Code civil du Québec.

38.ACCEPTATION CONDITIONNELLE

38.1Ce Bail est conditionnel à ce que le Bailleur acquiert l'immeuble dans les délais établis à l'offre d'achat signe par le Bailleur (ci-jointe a l’annexe « B » ci-après appelée « Offre d'Achat ») déposée le pour l'immeuble et à ce que le Bailleur se porte acquéreur le ou avant le 30 juin 2015 ;

38.2Les condition ci-dessus prévue a l'article 38.1 sont établis au bénéfice du Bailleur et du Locataire.

Il est convenu entre les parties que tout le mobilier inclus dans l'Offre d'Achat sera choisi et identifie par le Locataire en collaboration avec le Bailleur. Dès la signature inconditionnelle des présentes le mobilier choisi par le Locataire sera réputer lui appartenir.

39.CONFIDENTIALITÉ

39.1Le Locataire et le Bailleur conviennent que la présente entente est et demeurera en tout temps confidentielle et tous les documents seront traites dans la plus stricte confidentialité et nullement reproduits sauf lorsque nécessaire pour les fins de la présente transaction.

SIGNÉE À QUÉBEC, PROVINCE DE QUÉBEC, CE 15 JOUR DE. APRIL, 2015.

OPSENS INC.
(Locataire)

____________________________            _/s/ Louis Laflamme____________
Témoin                            Louis Laflamme

NOUS ACCEPTONS LES TERMES ET CONDITIONS DE CETTE OFFRE DE LOCATION, SIGNÉE A QUÉBEC, PROVINCE DE QUÉBEC, CE 15 JOUR DE APRIL 2015.

1405 PTQM (SEC)
(Bailleur)

____________________________            _/s/ Marc Simard________________
Témoin                            Marc Simard